Exhibit 99.1
News

Investor and Media Contact:
Peggy Reilly Tharp, Caleres
(314) 854-4134, ptharp@caleres.com

Caleres Reports Third Quarter 2017 Results
Company maintaining FY’17 adjusted EPS guidance

ST. LOUIS, November 21, 2017 - Caleres (NYSE: CAL, caleres.com), a diverse portfolio of global footwear brands which fit people’s lives, today reported third quarter 2017 financial results.

“Our strong start to the third quarter in August was interrupted by hurricanes in September and an unseasonably warm start to fall in October. Even though the quarter became progressively more challenging, we delivered improvement in gross margin and generated strong cash flow, while paying down our revolver borrowings,” said Diane Sullivan, CEO, president and chairman of Caleres. “While weather-related events had a negative impact to topline sales of approximately $35 million, sales have improved in November, as more seasonal weather arrived. As a result, we are maintaining our fiscal 2017 adjusted EPS guidance.”

Third Quarter 2017 Results Versus 2016

•	Consolidated sales of $774.7 million were up 5.8%, including Allen Edmonds.

–	Famous Footwear total sales of $473.1 million were up 1.1%, while back-to-school same-store-sales were up 2.6% and third quarter same-store-sales were up 0.9%.

–	Brand Portfolio sales of $301.5 million were up 14.0% including contribution from Allen Edmonds, which was acquired in December of 2016.

–	In total, third quarter sales were negatively impacted by approximately $35 million, due to the hurricanes in Texas and Florida and the delayed start to the fall boot season.

•	Gross profit was $316.9 million, while gross margin of 40.9% was up 79 basis points.

•	SG&A expense of $264.0 million was up 10.8%, including Allen Edmonds.

•	Operating earnings were $52.9 million, while operating margin was 6.8%.

•	Net earnings were $34.4 million, while diluted earnings per share were $0.80.

First Nine Months of 2017 Results Versus 2016

•	Consolidated sales of $2,083.1 million were up 7.4%, including Allen Edmonds.

•
Gross profit of $875.3 million - including $4.9 million of expected fair value inventory adjustment amortization related to the Allen Edmonds acquisition - was up 9.3%, while gross margin of 42.0% was up 72 basis points.

•	SG&A expense of $761.6 million was up 11.2%, including Allen Edmonds.

•	Operating earnings were $109.7 million and operating margin was 5.3%, while adjusted operating earnings were $118.6 million and adjusted operating margin was 5.7%.

•	Net earnings were $66.9 million, while diluted earnings per share were $1.55 and included $0.13 of charges related to the acquisition, integration and reorganization of men’s brands.

•	Adjusted net earnings of $72.5 million were up $0.2 million, while adjusted diluted earnings per share of $1.68 were up 0.6%.

Balance Sheet and Cash Flow

•	Cash and equivalents were $31.4 million.

•	Outstanding borrowings under the revolving credit facility of $20 million – associated with the December 2016 acquisition of Allen Edmonds – were down from $110 million at the end of 2016.

•	Inventory of $598.4 million was up 14.0% year-over-year, including Allen Edmonds.

•	Year-to-date capital expenditures of $38.9 million were down 20.1% year-over-year.

Outlook for 2017 all including Allen Edmonds

Consolidated net sales	$2.7B to $2.8B
Famous Footwear same-store-sales	Up low-single digits
Brand Portfolio sales	Up high-teens
Gross margin	Up 70 to 80 bps
SG&A as a percent of revenue	Up 70 to 80 bps
Effective tax rate	30% to 32%
Adjusted earnings per diluted share*	$2.10 to $2.20
* Excludes $0.13 of costs related to the acquisition, integration and reorganization of company's men's brands

Investor Conference Call
Caleres will host an investor conference call at 4:30 p.m. ET today, Tuesday, November 21. The webcast and slides will be available at investor.caleres.com/news/events. A live conference call will be available at (877) 217-9089 for analysts in North America or (706) 679-1723 for international analysts by using the conference ID 8686459. A replay will be available at investor.caleres.com/news/events/archive for a limited period. Investors may also access the replay by dialing (855) 859-2056 in North America or (404) 537-3406 internationally and using the conference ID 8686459 through Tuesday, December 5.

Definitions
All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Caleres, Inc. and diluted earnings per common share attributable to Caleres, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Non-GAAP Financial Measures
In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future gross profit, operating earnings, net earnings and earnings per diluted share adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These risks include (i) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions; (ii) rapidly changing fashion trends and purchasing patterns; (iii) intense competition within the footwear industry; (iv) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the Company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (v) the ability to accurately forecast sales and manage inventory levels; (vi) cybersecurity threats or other major disruption to the Company’s information technology systems; (vii) transitional challenges with acquisitions; (viii) customer concentration and increased consolidation in the retail industry; (ix) a disruption in the Company’s distribution centers; (x) the ability to recruit and retain senior management and other key associates; (xi) foreign currency fluctuations; (xii) compliance with applicable laws and standards with respect to labor, trade and product safety issues; (xiii) the ability to secure/exit leases on favorable terms; (xiv) the ability to maintain relationships with current suppliers; (xv) the ability to attract, retain and maintain good relationships with licensors and protect intellectual property rights; and (xvi) changes to tax laws, policies and treaties. The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended January 28, 2017, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

# # #

About Caleres
Caleres is a diverse portfolio of global footwear brands.  Our products are available virtually everywhere - in the over 1,200 retail stores we operate, in hundreds of major department and specialty stores, on our branded e-commerce sites, and on many additional third-party retail websites. Famous Footwear and Famous.com serve as our Family brands. Our Contemporary Fashion brands include Sam Edelman, Allen Edmonds, Franco Sarto, Vince, Via Spiga, George Brown Bilt, Diane von Furstenberg, Fergie Footwear and Carlos Santana. Naturalizer, Dr. Scholl's Shoes, LifeStride, Bzees and Ryka represent our Healthy Living brands. Combined, these brands help make Caleres a company with both a legacy and a mission.  Our legacy is our more than 130-years of craftsmanship, our passion for fit and our business savvy, while our mission is to continue to inspire people to feel good…feet first.  Visit caleres.com to learn more about us.

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)
	Thirteen Weeks Ended		Thirty-nine Weeks Ended
(Thousands, except per share data)	October 28, 2017	October 29, 2016	October 28, 2017	October 29, 2016
Net sales	$774,656	$732,230	$2,083,119	$1,939,900
Cost of goods sold	457,771	438,459	1,207,865	1,138,781
Gross profit	316,885	293,771	875,254	801,119
Selling and administrative expenses	264,015	238,319	761,590	684,666
Restructuring and other special charges, net	—	—	3,973	—
Operating earnings	52,870	55,452	109,691	116,453
Interest expense	(4,141)	(3,475)	(13,822)	(10,564)
Interest income	95	350	592	907
Earnings before income taxes	48,824	52,327	96,461	106,796
Income tax provision	(14,451)	(17,601)	(29,530)	(34,514)
Net earnings	34,373	34,726	66,931	72,282
Net (loss) earnings attributable to noncontrolling interests	(14)	(4)	47	2
Net earnings attributable to Caleres, Inc.	$34,387	$34,730	$66,884	$72,280

Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.80	$0.81	$1.56	$1.67

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.80	$0.81	$1.55	$1.67

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
	October 28, 2017	October 29, 2016	January 28, 2017
(Thousands)
ASSETS
Cash and cash equivalents	$31,379	$173,435	$55,332
Receivables, net	132,942	139,475	153,121
Inventories, net	598,365	524,823	585,764
Prepaid expenses and other current assets	40,982	31,716	49,528
Total current assets	803,668	869,449	843,745

Property and equipment, net	214,982	191,754	219,196
Goodwill and intangible assets, net	340,182	128,141	343,758
Other assets	68,316	114,851	68,574
Total assets	$1,427,148	$1,304,195	$1,475,273

LIABILITIES AND EQUITY
Borrowings under revolving credit agreement	$20,000	$—	$110,000
Trade accounts payable	223,832	212,088	266,370
Other accrued expenses	173,487	141,886	151,225
Total current liabilities	417,319	353,974	527,595

Long-term debt	197,348	196,888	197,003
Deferred rent	50,814	48,696	51,124
Other liabilities	86,580	57,574	85,065
Total other liabilities	334,742	303,158	333,192

Total Caleres, Inc. shareholders’ equity	673,645	646,110	613,117
Noncontrolling interests	1,442	953	1,369
Total equity	675,087	647,063	614,486
Total liabilities and equity	$1,427,148	$1,304,195	$1,475,273

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
	(Unaudited)
	Thirty-nine Weeks Ended
(Thousands)	October 28, 2017	October 29, 2016
OPERATING ACTIVITIES:
Net cash provided by operating activities	$122,261	$137,003

INVESTING ACTIVITIES:
Purchases of property and equipment	(34,364)	(43,019)
Capitalized software	(4,531)	(5,672)
Net cash used for investing activities	(38,895)	(48,691)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	450,000	103,000
Repayments under revolving credit agreement	(540,000)	(103,000)
Dividends paid	(9,033)	(9,094)
Acquisition of treasury stock	(5,993)	(23,139)
Issuance of common stock under share-based plans, net	(2,477)	(4,205)
Excess tax benefit related to share-based plans	—	3,264
Net cash used for financing activities	(107,503)	(33,174)
Effect of exchange rate changes on cash and cash equivalents	184	146
(Decrease) increase in cash and cash equivalents	(23,953)	55,284
Cash and cash equivalents at beginning of period	55,332	118,151
Cash and cash equivalents at end of period	$31,379	$173,435

SCHEDULE 4

CALERES, INC.
RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended
	October 29, 2017			October 28, 2016
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share

GAAP earnings		$34,387	$0.80		$34,730	$0.81

Charges/other items:
Acquisition, integration and reorganization of men's brands	$—	—	—	$—	—	—
Total charges/other items	$—	$—	$—	$—	$—	$—
Adjusted earnings		$34,387	$0.80		$34,730	$0.81

	(Unaudited)
	Thirty-nine Weeks Ended
	October 29, 2017			October 28, 2016
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share

GAAP earnings		$66,884	$1.55		$72,280	$1.67

Charges/other items:
Acquisition, integration and reorganization of men's brands	$8,912	$5,569	0.13	—	—	—
Total charges/other items	$8,912	$5,569	$0.13	$—	$—	$—
Adjusted earnings		$72,453	$1.68		$72,280	$1.67

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	October 28, 2017	October 29, 2016	October 28, 2017	October 29, 2016	October 28, 2017	October 29, 2016	October 28, 2017	October 29, 2016
Net sales	$473,118	$467,816	$301,538	$264,414	$—	$—	$774,656	$732,230
Gross profit	$198,073	$194,659	$118,812	$99,112	$—	$—	$316,885	$293,771
Adjusted gross profit	$198,073	$194,659	$118,812	$99,112	$—	$—	$316,885	$293,771
Gross profit rate	41.9%	41.6%	39.4%	37.5%	—%	—%	40.9%	40.1%
Adjusted gross profit rate	41.9%	41.6%	39.4%	37.5%	—%	—%	40.9%	40.1%
Operating earnings (loss)	$33,747	$32,709	$24,281	$30,454	$(5,158)	$(7,711)	$52,870	$55,452
Adjusted operating earnings (loss)	$33,747	$32,709	$24,281	$30,454	$(5,158)	$(7,711)	$52,870	$55,452
Operating earnings %	7.1%	7.0%	8.1%	11.5%	—%	—%	6.8%	7.6%
Adjusted operating earnings %	7.1%	7.0%	8.1%	11.5%	—%	—%	6.8%	7.6%
Same-store sales % (on a 13-week basis) (1)	0.9%	2.1%	2.4%	(5.4)%	—%	—%	—%	—%
Number of stores	1,042	1,051	235	167	—	—	1,277	1,218

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	October 28, 2017	October 29, 2016	October 28, 2017	October 29, 2016	October 28, 2017	October 29, 2016	October 28, 2017	October 29, 2016
Gross profit	$198,073	$194,659	$118,812	$99,112	$—	$—	$316,885	$293,771
Charges/Other Items:
Acquisition, integration and reorganization of men's brands	—	—	—	—	—	—	—	—
Total charges/other items	—	—	—	—	—	—	—	—
Adjusted gross profit	$198,073	$194,659	$118,812	$99,112	$—	$—	$316,885	$293,771
Operating earnings (loss)	$33,747	$32,709	$24,281	$30,454	$(5,158)	$(7,711)	$52,870	$55,452
Charges/Other Items:
Acquisition, integration and reorganization of men's brands	—	—	—	—	—	—	—	—
Total charges/other items	—	—	—	—	—	—	—	—
Adjusted operating earnings (loss)	$33,747	$32,709	$24,281	$30,454	$(5,158)	$(7,711)	$52,870	$55,452
(1) Excludes sales from Allen Edmonds

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirty-nine Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	October 28, 2017	October 29, 2016	October 28, 2017	October 29, 2016	October 28, 2017	October 29, 2016	October 28, 2017	October 29, 2016
Net sales	$1,244,542	$1,222,535	$838,577	$717,365	$—	$—	$2,083,119	$1,939,900
Gross profit	$549,072	$540,774	$326,182	$260,345	$—	$—	$875,254	$801,119
Adjusted gross profit	$549,072	$540,774	$331,121	$260,345	$—	$—	$880,193	$801,119
Gross profit rate	44.1%	44.2%	38.9%	36.3%	—%	—%	42.0%	41.3%
Adjusted gross profit rate	44.1%	44.2%	39.5%	36.3%	—%	—%	42.3%	41.3%
Operating earnings (loss)	$79,137	$81,067	$53,511	$57,539	$(22,957)	$(22,153)	$109,691	$116,453
Adjusted operating earnings (loss)	$79,137	$81,067	$59,932	$57,539	$(20,466)	$(22,153)	$118,603	$116,453
Operating earnings %	6.4%	6.6%	6.4%	8.0%	—%	—%	5.3%	6.0%
Adjusted operating earnings %	6.4%	6.6%	7.1%	8.0%	—%	—%	5.7%	6.0%
Same-store sales % (on a 39-week basis) (1)	1.0%	0.7%	6.7%	(5.2)%	—%	—%	—%	—%
Number of stores	1,042	1,051	235	167	—	—	1,277	1,218

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirty-nine Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	October 28, 2017	October 29, 2016	October 28, 2017	October 29, 2016	October 28, 2017	October 29, 2016	October 28, 2017	October 29, 2016
Gross profit	$549,072	$540,774	$326,182	$260,345	$—	$—	$875,254	$801,119
Charges/Other Items:
Acquisition, integration and reorganization of men's brands	—	—	4,939	—	—	—	4,939	—
Total charges/other items	—	—	4,939	—	—	—	4,939	—
Adjusted gross profit	$549,072	$540,774	$331,121	$260,345	$—	$—	$880,193	$801,119
Operating earnings (loss)	$79,137	$81,067	$53,511	$57,539	$(22,957)	$(22,153)	$109,691	$116,453
Charges/Other Items:
Acquisition, integration and reorganization of men's brands	—	—	6,421	—	2,491	—	8,912	—
Total charges/other items	—	—	6,421	—	2,491	—	8,912	—
Adjusted operating earnings (loss)	$79,137	$81,067	$59,932	$57,539	$(20,466)	$(22,153)	$118,603	$116,453
(1) Excludes sales from Allen Edmonds

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Thirty-nine Weeks Ended
(Thousands, except per share data)	October 28, 2017	October 29, 2016	October 28, 2017	October 29, 2016

Net earnings attributable to Caleres, Inc.:
Net earnings	$34,373	$34,726	$66,931	$72,282
Net loss (earnings) attributable to noncontrolling interests	14	4	(47)	(2)
Net earnings attributable to Caleres, Inc.	34,387	34,730	66,884	72,280
Net earnings allocated to participating securities	(949)	(910)	(1,841)	(1,933)
Net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$33,438	$33,820	$65,043	$70,347

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	41,788	41,802	41,801	42,093
Dilutive effect of share-based awards	182	137	173	144
Diluted common shares attributable to Caleres, Inc.	41,970	41,939	41,974	42,237

Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.80	$0.81	$1.56	$1.67

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.80	$0.81	$1.55	$1.67

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Thirty-nine Weeks Ended
(Thousands, except per share data)	October 28, 2017	October 29, 2016	October 28, 2017	October 29, 2016

Adjusted net earnings attributable to Caleres, Inc.:
Adjusted net earnings	$34,373	$34,726	$72,500	$72,282
Net loss (earnings) attributable to noncontrolling interests	14	4	(47)	(2)
Adjusted net earnings attributable to Caleres, Inc.	34,387	34,730	72,453	72,280
Net earnings allocated to participating securities	(949)	(910)	(1,995)	(1,933)
Adjusted net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$33,438	$33,820	$70,458	$70,347

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	41,788	41,802	41,801	42,093
Dilutive effect of share-based awards	182	137	173	144
Diluted common shares attributable to Caleres, Inc.	41,970	41,939	41,974	42,237

Basic adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.80	$0.81	$1.69	$1.67

Diluted adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.80	$0.81	$1.68	$1.67